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                                                                      EXHIBIT 21

NAME                                  STATE OF INCORPORATION                  D/B/A
----                                  ----------------------                  -----
PharMerica, Inc.....................  Delaware                 PharMerica, Inc.
Capstone Med, Inc...................  Delaware                 Capstone Med, Inc.
Premier Pharmacy, Inc...............  Delaware                 Premier Pharmacy, Inc.
Compuscript, Inc....................  New York                 Compuscript, Inc.
DOC Pharmacy, Inc...................  Delaware                 DOC Pharmacy, Inc.
PharMerica Drug Systems, Inc........  Maryland                 PharMerica Drug Systems, Inc.
Management Systems of America,
  Inc...............................  Delaware                 Management Systems of America, Inc.
Hollins Manor I, LLC................  Virginia                 Hollins Manor I, LLC
Goot's Goodies, Inc.................  Arizona                  Goot's Goodies, Inc.
Southwest Pharmacies Inc............  Arizona                  Goot Pharmacy
Goot Nursing Home Pharmacy, Inc.....  Arizona                  Goot Nursing Home Pharmacy, Inc.
Goot's Pharmacy & Orthopedic Supply,
  Inc...............................  Arizona                  Goot's Pharmacy & Orthopedic Supply,
                                                               Inc.
Goot Westbridge Pharmacy, Inc.......  Arizona                  Goot Westbridge Pharmacy, Inc.
Capstone Pharmacy of Delaware,
  Inc...............................  Arizona                  Capstone Pharmacy of Delaware, Inc.
Rombro's Drug Center, Inc...........  Maryland                 MacGillivrays Pharmacy of Paca St.
Family Center Pharmacy, Inc.........  Pennsylvania             Medical Arts
                                                               Pharmacy -- Institutional
Pharmacy Corporation of America.....  California               Pharmacy Corporation of America
Tmesys, Inc.........................  Florida                  Tmesys, Inc.
Express Pharmacy Services, Inc......  Florida                  Express Pharmacy Services, Inc.
Alliance Health Services, Inc.......  Delaware                 Alliance Health Services, Inc.
Alliance Home Health Care, Inc......  Connecticut              Alliance Home Health Care, Inc.
Brownstone Pharmacy, Inc............  Connecticut              Brownstone Pharmacy, Inc.
Omni Med B, Inc.....................  Connecticut              Omni Med B, Inc.
Beverly Acquisition Corporation.....  Delaware                 Beverly Acquisition Corporation
Computran Systems, Inc..............  Oregon                   Computran Systems, Inc.
Dunnington Drug, Inc................  Delaware                 Dunnington Drug, Inc.
Dunnington Rx Services of Rhode
  Island, Inc.......................  Rhode Island             Dunnington Rx Services of Rhode
                                                               Island, Inc.
Dunnington Rx Services of
  Massachusetts, Inc................  Massachusetts            Dunnington Rx Services of
                                                               Massachusetts
DD Wholesale, Inc...................  Massachusetts            DD Wholesale, Inc.
Pharmacy Corporation of America --
  Massachusetts, Inc................  Delaware                 Pharmacy Corporation of America --
                                                               Massachusetts, Inc.
Healthcare Prescription Services,
  Inc...............................  Indiana                  Healthcare Prescription Services,
                                                               Inc.
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
NAME                                  STATE OF INCORPORATION                  D/B/A
----                                  ----------------------                  -----
Insta-Care Holdings, Inc............  Florida                  Insta-Care Holdings, Inc.
Insta-Care Pharmacy Services
  Corporation.......................  Texas                    Insta-Care Pharmacy Services
                                                               Corporation
Pharmacy Dynamics Group, Inc........  Florida                  Pharmacy Dynamics Group, Inc.
Medical Health Industries, Inc......  Delaware                 Medical Health Industries, Inc.